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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Summary Consolidated Financial Data," "Selected Financial and Operating Data" and "Experts" and to the use of our report dated January 31, 2003, in Pre-effective Amendment No. 1 to the Registration Statement (Form S-3, No. 333-109255) and related Prospectus of The Commerce Group, Inc. for the registration of $300,000,000 of debt securities.


                                          /s/ Ernst & Young LLP


Hartford, CT
October 31, 2003